Exhibit T3E-2

                              ELIZABETH ARDEN, INC.

                        CONSENT AND LETTER OF TRANSMITTAL
                TO TENDER NOTES AND TO GIVE CONSENT IN RESPECT OF
                         ANY AND ALL OF THE OUTSTANDING
                      11 3/4% SENIOR SECURED NOTES DUE 2011
                               (CUSIP 28660G AA4)
                      PURSUANT TO THE OFFER TO PURCHASE AND
                         CONSENT SOLICITATION STATEMENT
                             DATED DECEMBER 23, 2003

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THE TENDER OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY,
JANUARY 22, 2004, UNLESS EXTENDED (EACH SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, AN "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER THEIR NOTES BEFORE THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION. HOLDERS OF NOTES MUST TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS (AS DEFINED HEREIN) TO THE PROPOSED AMENDMENTS (AS DEFINED IN THE OFFER TO PURCHASE) BEFORE 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE CONSENT DATE (THE "CONSENT DATE") IN ORDER TO RECEIVE THE CONSENT PAYMENT. THE CONSENT DATE IS WEDNESDAY, JANUARY 7, 2004, IF ON OR BEFORE SUCH DATE THE COMPANY (AS DEFINED HEREIN) HAS RECEIVED DULY EXECUTED AND UNREVOKED CONSENTS FROM HOLDERS REPRESENTING AT LEAST 85% IN AGGREGATE PRINCIPAL AMOUNT OF NOTES THEN OUTSTANDING (THE "REQUISITE CONSENTS"), OR SUCH LATER DATE THAT THE COMPANY SHALL HAVE FIRST RECEIVED THE REQUISITE CONSENTS. TENDERED NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY
TIME BEFORE THE CONSENT DATE, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE OFFER TO PURCHASE).
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      THE DEPOSITARY FOR THE TENDER OFFER AND THE CONSENT SOLICITATION IS:

                                  HSBC BANK USA

               BY REGULAR MAIL, HAND DELIVERY OR OVERNIGHT COURIER

                           Issuer Services Operations
                                One Hanson Place
                                   Lower Level
                            Brooklyn, New York 11243
                            Attention: Paulette Shaw

                           BY FACSIMILE TRANSMISSION:
                                 (718) 488-4488

                                   TELEPHONE:
                                 (718) 488-4475

DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE ACCOMPANYING INSTRUCTIONS SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

           The undersigned acknowledges that it has received and reviewed the Offer to Purchase and Consent Solicitation Statement dated December 23, 2003 (the "OFFER TO PURCHASE") of Elizabeth Arden, Inc., a Florida corporation (the "COMPANY"), and this Consent and Letter of Transmittal (the "LETTER OF TRANSMITTAL" and, together with the Offer to Purchase, the "OFFERING MATERIALS"), which together constitute (1) the Company's offer to purchase for cash all of its outstanding debt securities listed above (the "NOTES") at the purchase price set forth in the Offer to Purchase (such offer is referred to herein as the "TENDER OFFER") and (2) the solicitation by the Company (the "CONSENT SOLICITATION" and, together with the Tender Offer, the "OFFER") of consents (the "Consents") from persons in whose names Notes are registered on the books of the registrar for the Notes ("HOLDERS") to certain amendments to the indenture pursuant to which the Notes were issued (the "INDENTURE") to eliminate substantially all of the restrictive covenants and certain of the event of default provisions of the Indenture and to eliminate the lien on the Collateral, as set forth in the Offer to Purchase.

           Holders who tender their Notes before the Consent Date pursuant to the Tender Offer in accordance with the procedures described in the Offering Materials will be deemed to have consented to the Proposed Amendments. Holders may not deliver a Consent without tendering their Notes in the Tender Offer. EXCEPT UNDER THE LIMITED CIRCUMSTANCES SET FORTH IN THE OFFER TO PURCHASE, NO HOLDER MAY WITHDRAW A TENDER OF NOTES OR REVOKE A CONSENT AFTER THE CONSENT DATE. ONLY HOLDERS WHO TENDER THEIR NOTES AND DELIVER THEIR CONSENTS BEFORE THE CONSENT DATE WILL BE ELIGIBLE TO RECEIVE THE TOTAL CONSIDERATION. HOLDERS WHO TENDER THEIR NOTES AFTER THE CONSENT DATE BUT BEFORE THE EXPIRATION DATE WILL BE ELIGIBLE TO RECEIVE ONLY THE TENDER OFFER CONSIDERATION. See "The Tender Offer and Consent Solicitation--Procedures for Tendering Notes and Delivering Consents" in the Offer to Purchase.

           The Tender Offer and the Consent Solicitation may be extended, terminated, amended or delayed as provided in the Offer to Purchase. During any such extension of the Tender Offer or Consent Solicitation, all Notes previously tendered and Consents delivered and not withdrawn or revoked pursuant to the Offer that have not been accepted for purchase will remain subject to the Offer and may be accepted thereafter for purchase by the Company.

           No alternative, conditional or contingent tender of Notes or delivery of Consents will be accepted. A tendering holder, by execution of this Letter of Transmittal or facsimile hereof, waives all rights to receive notice of acceptance of such holder's Notes for purchase. Capitalized terms used but not defined herein have the meanings given to them in the Offer to Purchase.

           PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

           This Letter of Transmittal is to be used by Holders of Notes if (1) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders; or (2) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under "The Tender Offer and Consent Solicitation--Procedures for Tendering Notes and Delivering Consents" in the Offer to Purchase; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). PURSUANT TO THE TERMS OF THE OFFER, THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL BEFORE THE CONSENT DATE WILL BE DEEMED TO CONSTITUTE DELIVERY OF A CONSENT PURSUANT TO THE CONSENT SOLICITATION.

           Holders of Notes that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender and deliver Consents through ATOP. DTC participants that are accepting the Tender Offer and/or Consent Solicitation must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. The Agent's Message must be received by the Depositary before the Consent Date for the tendering Holders to be eligible for the Total Consideration (including the Consent Payment) and thereafter, before the Expiration Date to be eligible to receive the Tender Offer Consideration.

           Any Consents received after the Consent Date will be deemed ineffective, but the Notes tendered therewith will be eligible to be accepted for payment by the Company if validly tendered (and not withdrawn) before the Expiration Date pursuant to the Offer. In order to ensure participation in the Tender Offer and Consent Solicitation, Notes must be properly tendered and Consents must be properly delivered before the Consent Date or Expiration Date, as applicable.

           HOLDERS WHO DESIRE TO TENDER THEIR NOTES BEFORE THE CONSENT DATE PURSUANT TO THE OFFER AND RECEIVE THE CASH CONSIDERATION OFFERED PURSUANT TO THE OFFER ARE REQUIRED TO DELIVER THEIR CONSENT PURSUANT TO THE CONSENT SOLICITATION. THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL BEFORE THE CONSENT DATE CONSTITUTES DELIVERY OF A CONSENT PURSUANT TO THE CONSENT SOLICITATION. HOLDERS MAY NOT DELIVER A CONSENT WITHOUT TENDERING THEIR NOTES BEFORE THE CONSENT DATE.

           The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

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                                 TENDER OF NOTES
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      [ ]   CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.


      [ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


Name of Tendering Institution:
                              --------------------------------------------------

Name of Book-Entry Transfer Facility:
                                     -------------------------------------------

[ ]  DTC

Account Number:                     Transaction Code Number:
               ---------------------                        --------------------

Name(s) of Registered Holder(s):
                                ------------------------------------------------

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           THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL
IN CONNECTION WITH THE TENDER OF NOTES BEFORE THE CONSENT DATE WILL CONSTITUTE DELIVERY OF A CONSENT PURSUANT TO THE CONSENT SOLICITATION.

           List below the Notes that are to be tendered pursuant to this Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the list to this Letter of Transmittal.


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                                                           DESCRIPTION OF NOTES
-------------------------------------------------------------------------------- -------------------------- ------------------------
   Name(s) and Addresse(s) of Registered
Holder(s) or and Name of DTC Participant's DTC
 Account Number in Which Notes are Held                                             Aggregate Principal    Principal Amount Tendered
                                                                                            Amount             as to Which Consents
        (Please fill in, if blank)                         Certificate Numbers*          Represented**              are Given**
------------------------------------------------------ -------------------------- ------------------------ -------------------------

------------------------------------------------------ -------------------------- ------------------------ -------------------------

------------------------------------------------------ -------------------------- ------------------------ -------------------------

------------------------------------------------------ -------------------------- ------------------------ -------------------------
                                                         Total Principal Amount
                                                               of Notes
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*    Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer.

**   Unless otherwise indicated in the column labeled "Principal Amount Tendered and as to Which Consents are Given" and subject to the terms and conditions of the Offer to Purchaser, a Holder will be deemed to have tendered and consented with respect to the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount
     Represented." See Instruction 5 below.
------------------------------------------------------------------------------------------------------------------------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

           Only Holders are entitled to tender Notes in the Tender Offer and deliver Consents in the Consent Solicitation. Any financial institution that is a participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of Notes and who wishes to make book-entry delivery of such Notes as described above and to deliver Consents in the Consent Solicitation must complete and execute a participant's letter (which will be distributed to participants by the Book-Entry Transfer Facility) instructing the Book-Entry Transfer Facility's nominee to complete and sign the proxy attached thereto. Persons who are beneficial owners of Notes but are not Holders and who seek to tender Notes and deliver Consents before the Consent Date should (1) contact the Holder of such Notes and instruct such Holder to tender and consent on its behalf before the Consent Date, (2) obtain and include with this Letter of Transmittal Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to tender and consent on behalf of such Holder before the Consent Date, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (each, an "ELIGIBLE INSTITUTION") or (3) effect a record transfer of such Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Notes and delivering Consents before the Consent Date. Persons who are beneficial owners of Notes but are not Holders and who seek only to tender Notes after the Consent Date but before the Expiration Date should (1) contact the Holder of such Notes and instruct such Holder to tender on its behalf before the Expiration Date, (2) obtain and include with this Letter of Transmittal Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to tender Notes on behalf of such Holder before the Expiration Date, with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (3) effect a record transfer of such Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Notes before the Expiration Date.

           A HOLDER WHO, BEFORE THE CONSENT DATE, TENDERS NOTES PURSUANT TO THE OFFER WILL BE DEEMED, BY ACCEPTANCE OF SUCH OFFER, TO DELIVER THEIR CONSENT PURSUANT TO THE CONSENT SOLICITATION. HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THEIR NOTES BEFORE THE CONSENT DATE. See "The Tender Offer and Consent Solicitation--Procedures for Tendering Notes and Delivering Consents" in the Offer to Purchase.

Ladies and Gentlemen:

           Upon the terms and subject to the conditions set forth in the Offering Materials, the undersigned hereby tenders to the Company the Notes indicated above. Subject to, and effective upon, acceptance for purchase of and payment for the Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all such Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as agent of the Company) with respect to such Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Notes, or transfer ownership of such Notes on the account books maintained by the Book-Entry Transfer Facility, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no rights to or control over funds from the Company, except as agent for the undersigned, for the Tender Offer Consideration (as defined in the Offer to Purchase) and, if applicable, the Consent Payment, for any tendered Notes that are purchased by the Company) all in accordance with the terms set forth in the Offering Materials. THE RECEIPT BY THE DEPOSITARY OF A DULY EXECUTED LETTER OF TRANSMITTAL BEFORE THE CONSENT DATE WILL ALSO BE DEEMED TO CONSTITUTE DELIVERY OF A CONSENT PURSUANT TO THE CONSENT SOLICITATION.

           THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR PURCHASE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS, RESTRICTIONS, CLAIMS, CHARGES, ENCUMBRANCES, CONDITIONAL SALES AGREEMENTS OR OTHER OBLIGATIONS RELATING TO THE SALE OR TRANSFER THEREOF, AND NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE DEPOSITARY OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND PURCHASE OF THE NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE OFFER. DELIVERY OF THE ENCLOSED NOTES SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO SUCH NOTES SHALL PASS, ONLY UPON PROPER DELIVERY THEREOF TO THE DEPOSITARY.

           All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Notes properly tendered may be withdrawn and Consents may be revoked at any time before the Consent Date.

           The undersigned understands that Notes may not be withdrawn after the Consent Date unless the Tender Offer is terminated without any Notes being accepted by the Company for purchase thereunder, the Tender Offer Consideration is reduced by the Company or the aggregate principal amount of the Notes subject to the Tender Offer is reduced by the Company. In the event of such a termination, such Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable. The undersigned further understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time before the Consent Date. Holders may not deliver Consents without tendering their Notes in the Tender Offer. The withdrawal of Notes before the Consent Date in accordance with the procedures set forth hereunder will effect a revocation of the related Consent. In order for a holder to revoke a Consent such holder must withdraw the related tendered Notes. Consents may not be revoked after the Consent Date except under those limited circumstances in which the related Notes may be validly withdrawn pursuant to the Offer.

           The Offer is subject to a number of conditions, each of which may be waived or modified by the Company (except for the Requisite Consents Condition), in whole or in part, at any time and from time to time, as described in the Offer to Purchase under the caption "The Tender Offer and Consent Solicitation--Conditions of the Offer." The undersigned recognizes that as a result of such conditions the Company may not be required to accept the Notes properly tendered hereby. In such event, the tendered Notes not accepted for purchase will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Offer is terminated without any Notes being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Delivery Instructions" below.

           Unless otherwise indicated under "Special Payment Instructions" below, please issue a check from the Company for the Tender Offer Consideration and, if applicable, the Consent Payment, for any Notes tendered hereby that are purchased and/or return any Notes not tendered or not accepted for purchase in the name(s) of the holder(s) appearing under "Description of Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," below please mail the check for such Tender Offer Consideration and, if applicable, the Consent Payment, and/or return any Notes not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under "Description of Notes Tendered."

           In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Tender Offer Consideration and, if applicable, the Consent Payment, and/or return any Notes not tendered or not accepted for purchase (and accompanying documents, as appropriate) in the name of, and to the address(es) of, the person(s) at the address(es) so indicated, as applicable. Unless otherwise indicated under "Special Payment Instructions," in the case of a book-entry delivery of Notes, please credit the account maintained at the Book-Entry Transfer Facility with any Notes not tendered or not accepted for purchase. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Notes from the name of the holder thereof if the Company does not accept for purchase any of the Notes so tendered.

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                                 SPECIAL PAYMENT
--------------------------------------------------------------------------------
                                  INSTRUCTIONS
--------------------------------------------------------------------------------
                        (See Instructions 1, 6, 7 and 8)

    To be completed ONLY if the check for the Tender Offer Consideration and, if applicable, any Consent Payment, for the Notes accepted for purchase and/or Notes not accepted for purchase are to be issued in the name of someone other than the undersigned, or the Notes delivered by book-entry transfer not accepted for purchase are to be returned to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:                 [ ] Notes           [ ] Checks
                              (CHECK AS APPLICABLE)

NAME: __________________________________________________________________________
                                 (PLEASE PRINT)

ADDRESS:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________

________________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                            (SEE SUBSTITUTE FORM W-9)
                 (SUCH PERSON(S) MUST PROPERLY COMPLETE THE IRS
                FORM W-9, AN IRS FORM W-8BEN, AN IRS FORM W-8ECI
                     OR AN IRS FORM W-8IMY, AS APPLICABLE)

Credit unpurchased Notes delivered by book-entry to the Book-Entry Transfer Facility account set forth below:
                                   [ ] DTC

________________________________________________________________________________
                              (DTC Account Number)
Number of Account Party:
________________________________________________________________________________

--------------------------------------------------------------------------------


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                                SPECIAL DELIVERY
--------------------------------------------------------------------------------
                                  INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

--------------------------------------------------------------------------------
    To be completed ONLY if the check for the Tender Offer Consideration and, if applicable, any Consent Payment, for the Notes accepted for purchase and/or Notes not accepted for purchase are to be sent to someone other than the undersigned at an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal.

Issue:                 [ ] Notes           [ ] Checks
                              (CHECK AS APPLICABLE)

NAME:___________________________________________________________________________
                                 (PLEASE PRINT)

ADDRESS:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)


                            (SEE SUBSTITUTE FORM W-9)
               (SUCH PERSON(S) MUST PROPERLY COMPLETE THE IRS FORM
                 W-9, AN IRS FORM W-8EBN, AN IRS FORM W-8ECI OR
                       AN IRS FORM W-8IMY, AS APPLICABLE)


--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
        (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS OF NOTES
      REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS.

           This Consent and Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for the Notes or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Notes or by bond powers transmitted with this Consent and Letter of Transmittal. Endorsements on Notes and signatures on bond powers by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence of such person's authority to so act. See Instruction 6 below.

X_______________________________________________________________________________


X_______________________________________________________________________________
          Signature(s) of Registered Holder(s) or Authorized Signatory

Dated:_________________________, 2004

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:____________________________________________________

Tax Identification or Social Security No.:______________________________________

           PLEASE COMPLETE SUBSTITUTE FORM W-9 OR APPLICABLE FORM W-8

        SIGNATURE GUARANTEE, IF REQUIRED (SEE INSTRUCTIONS 1 AND 6 BELOW) CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
               (Address (including zip code) and Telephone Number
                 (including area code) of Eligible Institution)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)

________________________________________________________________________________
                                     (Title)

Dated:_________________________, 2004

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND THE CONSENT
SOLICITATION

           1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if the Notes tendered hereby are tendered (a) by the "holder(s)" (which term, for purposes of these instructions, shall include any participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Notes) thereof, unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" herein, or (b) for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Notes but are not holders and who seek to tender Notes and deliver Consents before the Consent Date should (1) contact the holder of such Notes and instruct such holder to tender and consent on its behalf, (2) obtain and include with this Letter of Transmittal, Notes properly endorsed for transfer by the holder or accompanied by a properly completed bond power from the holder, together with a properly completed irrevocable proxy that authorizes such person to tender and consent before the Consent Date, with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (3) effect a record transfer of such Notes from the holder to such beneficial owner and comply with the requirements applicable to holders for tendering Notes and delivering Consents before the Consent Date. Persons who are beneficial owners of Notes but are not holders and who seek to tender Notes after the Consent Date but before the Expiration Date should (1) contact the holder of such Notes and instruct such holder to tender on its behalf, (2) obtain and include with this Letter of Transmittal, Notes properly endorsed for transfer by the holder or accompanied by a properly completed bond power from the holder, together with a properly completed irrevocable proxy that authorizes such person to tender Notes on behalf of such holder before the Expiration Date, with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (3) effect a record transfer of such Notes from the holder to such beneficial owner and comply with the requirements applicable to holders for tendering Notes before the Expiration Date. See Instruction 6.

           2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by holders if: (1) certificates representing Notes are to be physically delivered to the Depositary herewith by such holders; or (2) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under "The Tender Offer and Consent Solicitation--Procedures for Tendering Notes and Delivering Consents" in the Offer to Purchase; and in each case instructions are not being transmitted through ATOP. All physically delivered Notes, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) or a properly transmitted Agent's Message and any other required documents, must be received by the Depositary at its address set forth herein before the Consent Date or the Expiration Date, as applicable.

           The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and any acceptance or Agent's Message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary.

           No alternative, conditional or contingent tenders or consents will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

           3. CONSENTS. A valid Consent may be given only by the holder or by its attorney-in-fact. A beneficial owner who is not a holder must arrange with the holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent on behalf of such holder or become a holder. Any financial institution that is a participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Notes who wishes to make book-entry delivery of Notes as described above and who wishes to deliver its Consent pursuant to the Consent Solicitation must complete and execute a participant's letter (which will be distributed to participants by the Book-Entry Transfer Facility), instructing the Book-Entry Transfer Facility's nominee to complete and sign the proxy attached thereto.


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
           4. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. Consents may be revoked at any time before the Consent Date. Notes tendered after the Consent Date may not be withdrawn at any time unless (1) the Tender Offer is terminated without any Notes being accepted by the Company for purchase thereunder, (2) the Tender Offer Consideration is reduced by the Company or (3) the aggregate principal amount of the Notes subject to the Tender Offer is reduced by the Company. In the event of such a termination, such Notes will be returned to the tendering holder as promptly as practicable. Tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time before the Consent Date. Holders may not deliver Consents without tendering their Notes before the Consent Date in the Tender Offer. The withdrawal of Notes before the Consent Date in accordance with the procedures set forth hereunder will effect a revocation of the related Consent. In order for a holder to revoke a Consent such holder must withdraw the related tendered Notes. BY DELIVERING THIS LETTER OF TRANSMITTAL BEFORE THE CONSENT DATE, A HOLDER THEREBY (1) CONSENTS TO THE PROPOSED AMENDMENTS AND (2) AGREES THAT TENDERED NOTES MAY NOT BE WITHDRAWN, NOR THE RELATED CONSENTS REVOKED, AFTER THE CONSENT DATE.

           Any holder of Notes who has tendered Notes and delivered a Consent or who succeeds to the record ownership of Notes in respect of which such tender and Consent has previously been given may withdraw such Notes and revoke such Consent before the Consent Date by delivery of a written notice of withdrawal or revocation or a properly transmitted "Request Message" through ATOP, subject to the limitations described herein. To be effective, a written or facsimile transmission notice of withdrawal of a tender and notice of revocation of a Consent must (1) be received by the Depositary at its address specified on the back cover of this Letter of Transmittal before the Consent Date, (2) specify the name of the holder of the Notes to be withdrawn or to which the notice of revocation relates, (3) contain the description of the Notes to be withdrawn or to which the notice of revocation relates, the certificate numbers shown on the particular certificates representing such Notes and the aggregate principal amount represented by such Notes and (4) be signed by the holder of such Notes in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees), if any, or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of Notes into the name of the person withdrawing such Notes or revoking a Consent. The signature(s) on the notice of withdrawal of any tendered Notes or revocation of a Consent must be guaranteed by an Eligible Institution unless the relevant Notes have been tendered or the Consent has been given for the account of an Eligible Institution. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon receipt by the Depositary of written or facsimile transmission of the notice of withdrawal even if physical release is not yet effected. A withdrawal of Notes and a revocation of a Consent can only be accomplished in accordance with the foregoing procedures. No holder may revoke a Consent or withdraw tendered Notes after the Consent Date except in the limited circumstances discussed in the Offer to Purchase.

           Before the delivery by the Company of the officers' certificate to the Trustee representing that the Requisite Consents have been received, the Company intends to consult with the Depositary to determine whether the Depositary has received any revocations of Consents and whether such revocations are valid. The Company reserves the right to contest the validity of any such revocations. A purported notice of revocation that is not received by the Depositary in a timely fashion will not be effective to revoke a Consent previously given. Any Notes that have been tendered but that are not purchased will be returned to the Holder thereof without cost to such Holder as soon as practicable following the Expiration Date.

           A withdrawal of tendered Notes and a revocation of the related Consent may not be rescinded and any Notes properly withdrawn and related Consents properly revoked will not be deemed to be validly tendered or delivered for purposes of the Offer. However, withdrawn Notes may be retendered and Consents may be redelivered by repeating one of the procedures described in Instruction 2 above at any time before the Consent Date, or the Expiration Date, as applicable.

           5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the applicable principal amount of the Notes that are to be tendered in the box entitled "Description of Notes Tendered." The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for payment, new certificate(s) representing the remainder of the principal amount of the Notes that were evidenced by the old certificate(s) will be sent to the holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration of the Tender Offer.

           6. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

           If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are names in which such certificates are held.

           If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority to so act must be submitted with this Letter of Transmittal, unless waived by the Company.

           If this Letter of Transmittal is signed by the holder(s) of the Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates not tendered or not accepted for purchase are to be issued to, a person other than the holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

           If this Letter of Transmittal is signed by a person other than the holder(s) of the Notes listed, the certificates representing such Notes must be properly endorsed for transfer by the holder or be accompanied by a properly completed bond power from the holder, together with a properly completed irrevocable proxy that authorizes such person to deliver such holder's Consent pursuant to the Consent Solicitation on behalf of such holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution.

           7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or its order, pursuant to the Tender Offer. If, however, payment of the Tender Offer Consideration and, if applicable, any Consent Payment, is to be made to, or if certificates representing Notes not tendered or not accepted for payment are to be registered in the name of any person other than the holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the holder(s) or such other person) payable on account of the transfer to such person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

           EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

           8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates representing Notes not accepted for payment are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders delivering Notes by book-entry transfer may request that Notes not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such holder(s) may designate hereon. If no such instructions are given, such Notes not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility.

           9. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Offer (except the Requisite Consents Condition) and accept for payment any Notes tendered.

           10. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. U.S. federal income tax laws generally require that a tendering Holder provide the Depositary with such Holder's correct Taxpayer Identification Number ("TIN"), which in the case of a Holder who is an individual, is his or her social security number, or alternatively, establish another basis for exemption from backup withholding. If the Depositary is not provided with the correct TIN and correct information on the attached Substitute Form W-9 or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, failure to provide the Depositary with the correct TIN and correct information on the Substitute Form W-9 or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering Holder pursuant to the Offer at a current rate of 28%. If withholding results in an overpayment of taxes, the Holder may obtain a refund from the IRS, provided the required information is timely furnished to the IRS.

           Exempt Holders of the Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the attached Substitute Form W-9 for additional instructions.

           A tendering Holder must write "applied for" in the space provided in
Part I of the Substitute Form W-9 and complete the attached Certificate of Awaiting Taxpayer Identification Number if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the Depositary will withhold 28% of all payments made to the tendering Holder pursuant to the Offer until a TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within 60 days, such amounts will be paid over to the IRS. A Holder who writes "applied for" in
Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. A tendering Holder that is not a United States person may qualify as an exempt recipient by submitting to the Depositary a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable, signed under penalty of perjury, attesting to that Holder's exempt status.

           11. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Depositary at the address indicated above for further instructions.

           12. REQUESTS FOR ASSISTANCE OR ADDITIONAL Copies. Requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses set forth below or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

           IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR AN AGENT'S MESSAGE, TOGETHER WITH A CONFIRMATION OF BOOK-ENTRY TRANSFER OF NOTES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY AT OR BEFORE THE CONSENT DATE WITH RESPECT TO HOLDERS WISHING TO RECEIVE THE CONSENT PAYMENT TOGETHER WITH THE TENDER OFFER CONSIDERATION.

           THIS LETTER OF TRANSMITTAL, TOGETHER WITH NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR AN AGENT'S MESSAGE, TOGETHER WITH A CONFIRMATION OF BOOK-ENTRY TRANSFER OF NOTES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, MUST BE RECEIVED BY THE DEPOSITARY, AT OR BEFORE THE EXPIRATION DATE WITH RESPECT TO HOLDERS WISHING TO RECEIVE THE TENDER OFFER CONSIDERATION (BUT NOT THE CONSENT PAYMENT).

                            IMPORTANT TAX INFORMATION

           A Holder whose tendered Notes are accepted for payment is required to provide the Depositary with such Holder's correct TIN on the Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct information on the form or an adequate basis for exemption, all payments made to such Holder with respect to Notes purchased pursuant to the Offer may be subject to backup withholding and the Holder may be subject to a $50 penalty imposed by the IRS.

           Certain Holders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8IMY, as applicable (instead of an IRS Form W-9), signed under penalties of perjury, attesting to that Holder's exempt status. See the Substitute Form W-9 below for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

           If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the Holder or other payee pursuant to the Offer. Backup withholding is not an additional federal income tax. If the required information is furnished to the IRS in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided the required information is timely furnished to the IRS.

           PURPOSE OF SUBSTITUTE FORM W-9

           To prevent backup withholding on any payments made with respect to Notes purchased pursuant to the Offer, the Holder is required to provide the Depositary with (i) the Holder's correct TIN by completing the Substitute Form W-9 below, certifying (x) that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (y) and that (A) the Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (z) that the Holder is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.

           WHAT NUMBER TO GIVE THE DEPOSITARY

           The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Notes are held in more than one name or are not held in the name of the actual owner, consult the Substitute Form W-9 below for additional guidance on which number to report.

           FAILURE TO COMPLETE SUBSTITUTE FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

Any questions regarding procedures for tendering Notes and delivering Consents or requests for additional copies of the Offer to Purchase and this Letter of Transmittal and Consent should be directed to the Information Agent:

        THE INFORMATION AGENT FOR THE OFFER AND CONSENT SOLICITATION IS:


                              D.F. KING & CO., INC.
                           48 Wall Street, 22nd Floor
                            New York, New York 10005
                     Banks and Brokers Call: (212) 269-5550
                 All Others Call U.S. Toll Free: (800) 859-8508






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